UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

CAPITAL BANK FINANCIAL CORP.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35655 (Commission File Number)	27-1454759 (IRS Employer Identification No.)

4725 Piedmont Row Drive, Suite 110 Charlotte, North Carolina (Address of principal executive office)		28210 (Zip Code)

Registrant’s telephone number, including area code: (704) 554-5901

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 30, 2017 of the transactions contemplated by the Agreement and Plan of Merger, dated May 3, 2017 (the “Merger Agreement”), by and between First Horizon National Corporation, a Tennessee corporation (“First Horizon”), Capital Bank Financial Corp., a Delaware corporation (“Capital Bank Financial”), and Firestone Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of First Horizon (“Merger Sub”), pursuant to which Merger Sub merged with and into Capital Bank Financial (the “Merger”), with Capital Bank Financial as the surviving corporation in the Merger. Immediately after the Merger, Capital Bank Financial merged with and into First Horizon (the “Second Step Merger”, and together with the Merger, the “Mergers”), with First Horizon as the surviving corporation in the Second Step Merger. Following the Mergers, Capital Bank Financial’s wholly-owned bank subsidiary, Capital Bank Corporation (“Capital Bank”), a North Carolina state chartered bank, merged with and into First Horizon’s bank subsidiary, First Tennessee Bank National Association (the “Bank”) (the “Bank Merger”, and together with the Mergers, the “Transaction”), with the Bank as the surviving entity in the Bank Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective November 30, 2017, pursuant to the Merger Agreement, Merger Sub merged with and into Capital Bank Financial, with Capital Bank Financial as the surviving corporation in the Merger. Immediately after the Merger, Capital Bank Financial merged with and into First Horizon, with First Horizon as the surviving corporation in the Second Step Merger. Following the Mergers, Capital Bank merged with and into the Bank, with the Bank as the surviving entity in the Bank Merger.

Under the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Capital Bank Financial’s Class A Common Stock and Class B Non-Voting Common Stock (together, “Capital Bank Financial Common Stock”) was converted into the right to receive either $40.573 in cash (the “Cash Consideration”) or 2.1732 shares of First Horizon’s Common Stock (the “Stock Consideration” and together with the Cash Consideration, the “Merger Consideration”), at the election of the holder of such share of Capital Bank Financial Common Stock, subject to procedures applicable to oversubscription and undersubscription for Cash Consideration set forth in the Merger Agreement. The aggregate amount of Cash Consideration will equal $410,535,300, with approximately 10,118,435 shares of Capital Bank Financial Common Stock being converted into the right to receive the Cash Consideration and the remaining shares being converted into the right to receive the Stock Consideration. Based on initial results of Capital Bank Financial stockholder elections of Merger Consideration, the Cash Consideration is oversubscribed. Accordingly, it is currently expected the Capital Bank Financial stockholders who validly elected to receive the Cash Consideration will receive approximately 46% of the Merger Consideration payable to them in cash and 54% in the form of First Horizon Common Stock. Capital Bank Financial stockholders who validly elected to receive the Stock Consideration or made no election will receive the Merger Consideration payable to them solely in the form of First Horizon Common Stock (and, if applicable, cash in lieu of fractional shares). The exchange agent for the Merger is required to effect the final allocation of the Merger Consideration by December 7, 2017.

In addition, at the Effective Time, each outstanding option granted by Capital Bank Financial to purchase shares of Capital Bank Financial Common Stock (a “Capital Bank Financial Stock Option”) fully vested (to the extent unvested) and was assumed, on the same terms and conditions, by First Horizon and converted into an option to purchase a number of shares of First Horizon Common Stock (rounded down to the nearest whole share) that equals the product of (A) the number of shares of Capital Bank Financial Common Stock subject to such Capital Bank Financial Stock Option immediately prior to the Effective Time multiplied by (B) 2.1732 (the “Exchange Ratio”), at an exercise price per share of First Horizon Common Stock (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of Capital Bank Financial Common Stock of such Capital Bank Financial Stock Option divided by (B) the Exchange Ratio. Each restricted share of Capital Bank Financial that was outstanding immediately prior to the Effective Time was cancelled and converted automatically into the right to receive an amount in cash equal to the Cash Consideration, less applicable tax withholdings.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Capital Bank Financial’s Current Report on Form 8-K filed on May 5, 2017 and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, Capital Bank Financial requested that the shares of Capital Bank Financial’s Class

A Common Stock, which traded under the symbol “CBF,” cease to be traded on the NASDAQ Stock Market (the “NASDAQ”) and be delisted from the NASDAQ prior to market open on December 1, 2017. Capital Bank Financial has also requested the NASDAQ to file a notification of removal from listing of Capital Bank Financial’s Class A Common Stock on Form 25 with U.S. Securities and Exchange Commission (the “SEC”).

Additionally, Capital Bank Financial intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”) to request the deregistration of the Capital Bank Financial Common Stock under the Exchange Act and the suspension of Capital Bank Financial’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

As a result of the Merger, each issued and outstanding share of Capital Bank Financial Common Stock, was cancelled and each holder of Capital Bank Financial Common Stock ceased to have any rights as a stockholder of Capital Bank Financial other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2017, effective upon the consummation of the Merger, Capital Bank Financial’s directors and executive officers ceased serving in such capacities. In addition, as previously described in Capital Bank Financial’s definitive proxy statement, dated July 28, 2017, in the section entitled “The Mergers—Interests of Capital Bank Financial’s Directors and Executive Officers in the Merger—Existing Employment Agreements between Capital Bank Financial and Certain Named Executive Officers,” pursuant to the Merger Agreement, on November 29, 2017, Capital Bank Financial entered into an amendment to the employment agreement with Christopher G. Marshall, Capital Bank Financial’s Chief Financial Officer, which amendment provides that noncompetition covenant under Mr. Marshall’s employment agreement will not apply following the Merger, but that the nonsolicitation covenant thereunder will apply for a period of two years following his termination of employment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the Certificate of Incorporation and the Bylaws of Merger Sub became the Certificate of Incorporation and Bylaws of Capital Bank Financial. As of the effective time of the Second Step Merger, the Certificate of Incorporation and the Bylaws of Capital Bank Financial ceased to be in effect by operation of law and the organizational documents of First Horizon (as successor to Capital Bank Financial by operation of law) remained the Restated Charter and Bylaws of First Horizon, consistent with the terms of the Merger Agreement. A copy of the Restated Charter and Bylaws of First Horizon are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On December 1, 2017, First Horizon issued a press release announcing the completion of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 3, 2017, by and among First Horizon National Corporation, Capital Bank Financial Corp. and Firestone Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Capital Bank Financial Corp. on May 5, 2017)

3.1	Restated Charter of First Horizon National Corporation (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K, filed by First Horizon National Corporation on May 3, 2013)

3.2	Bylaws of First Horizon National Corporation, as amended and restated effective November 30, 2017

99.1	Press Release issued by First Horizon National Corporation, dated December 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation, as successor to Capital Bank Financial Corp. (Registrant)

Date: December 1, 2017	By:	/s/ William C. Losch III
	Name:	William C. Losch III
	Title:	Executive Vice President and
Chief Financial Officer
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